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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported): September 3,1998
                                                        ----------------

                          United Natural Foods, Inc.
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            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

       000-21531                                         05-0376157
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(Commission File Number)                   (I.R.S. Employer Identification No.)

260 Lake Road
Dayville, CT                                                     06241
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(Address of Principal Executive Offices)                      (Zip Code)

                                (860) 779-2800
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
         ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

  On September 3, 1998, United Natural Foods, Inc. (the "Company") announced results for the fourth quarter and year ended July 31, 1998 in a press release. The complete text and statements of income in this press release are included in this Form 8-K as exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

  On September 10, 1998, the Company announced in a press release that it has entered into an a definitive agreement to acquire 100% of the outstanding stock of Albert's Organics, Inc. The Board of Directors of the Company and the owners of Albert's Organics have approved the transaction, which is scheduled to close on September 30, 1998. The complete text of this press release is included in this Form 8-K as exhibit 99.3, and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)    EXHIBITS.

  99.1   Press release dated September 3, 1998.

  99.2 Consolidated Statements of Income of United Natural Foods, Inc. for the quarter and year ended July 31, 1998 (unaudited).

  99.3   Press release dated September 10, 1998.
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SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  September 11, 1998                     UNITED NATURAL FOODS, INC.
                                              --------------------------
                                                     (Registrant)


                                          By: /s/ Robert T. Cirulnick
                                              ------------------------
                                              Robert T. Cirulnick
                                              Chief Financial Officer
                                              and Principal Accounting
                                              Officer
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                                 EXHIBIT INDEX

 Exhibit
 Number                        Description
 ------                        -----------

  99.1      Press release dated September 3, 1998.

  99.2 Consolidated Statements of Income of United Natural Foods, Inc. for the quarter and year ended July 31, 1998 (unaudited).

  99.3      Press release dated September 10, 1998.